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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Florida                        0-4466                 59-1205269
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

      7900 Glades Rd., Suite 500, Boca Raton, Florida            33434-4105
         (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (561) 451-1000

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Item 12. Disclosure of Results of Operations and Financial Condition (furnished under Item 9 in accordance with interim guidance provided by the Securities and Exchange Commission)

Artesyn Technologies today released financial information for the thirteen and twenty-six weeks ended June 27, 2003. A copy of the press release is attached as
Exhibit 99.

On July 22, 2003, Artesyn will host a call with investors, analysts and other members of the financial community, which will be simultaneously webcast to the public. A replay of the webcast is available at Artesyn's website at www.artesyn.com.

Exhibit No.            Description
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99                     Press release issued by Artesyn Technologies, Inc. dated
                       July 22, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Artesyn Technologies, Inc.
                                                         (Registrant)

Dated: July 22, 2003

                                                  By: /s/ Richard J. Thompson
                                                      --------------------------
                                                      Richard J. Thompson
                                                      Vice President-Finance and
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.        Description
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99                 Press release issued by Artesyn Technologies on July 22, 2003